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                                                                      EXHIBIT 99


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Impreso, Inc. (the "Company") on Form 10-Q for the period ending February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marshall D. Sorokwasz, Chief Executive Officer of the Company, certify, pursuant to U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date:    April 14, 2003                   Signature: /s/ Marshall D. Sorokwasz
                                                     ---------------------------
                                                         Marshall D. Sorokwasz
                                                         Chief Executive Officer



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Impreso, Inc. (the "Company"), on Form 10-Q for the period ending February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Susan M. Atkins, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Date: April 14, 2003                    Signature: /s/ Susan M. Atkins
                                                   ----------------------------
                                                        Susan M. Atkins
                                                        Chief Financial Officer


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